Exhibit 99.6
1 GREY WOLF, INC. Proxy for the Special Meeting of Stockholders to be held at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, TX 77002 at 8:30 a.m. on July 15, 2008 PROXY SOLICITED BY THE BOARD OF DIRECTORS The undersigned stockholder of GREY WOLF, INC. (the “Company”), revoking all previous proxies, hereby appoints Thomas P. Richards and David W. Wehlmann, and each of them, each with full power of substitution, to vote the shares of the undersigned at the above-stated Special Meeting and any adjournment(s) or postponement(s) thereof. (Continued and to be signed on the reverse side) COMMENTS: 14475

SPECIAL MEETING OF STOCKHOLDERS OF GREY WOLF, INC. July 15, 2008 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided.
00030003003000000000 5071508 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1.Election of Directors: PROPOSAL 1. APPROVAL OF MERGER AGREEMENT Proposal to approve the Agreement and Plan of Merger, dated NOMINEES: April 20, 2008, by and among Basic Energy Services, Inc., Grey FOR ALL NOMINEESO Nominee #1O Nominee #14 Wolf, Inc. and Horsepower Holdings, Inc., pursuant to which, O Nominee #2O Nominee #15 among other things, Grey Wolf, Inc. and Basic Energy Services, WITHHOLD AUTHORITY O Nominee #3O Nominee #16 FOR ALL NOMINEESInc. will be merged with and into Horsepower Holdings, Inc. O Nominee #4O Nominee #17 O Nominee #5O Nominee #18 FOR ALL EXCEPTO Nominee #6O Nominee #19 (See instructions below) O Nominee #7O Nominee #20PROPOSAL 2. APPROVAL OF THE HORSEPOWER HOLDINGS, O Nominee #8O Nominee #21INC. 2008 EQUITY INCENTIVE PLAN O Nominee #9O Nominee #22To approve the Horsepower Holdings, Inc. 2008 Equity Incentive O Nominee #10O Nominee #23Plan. O Nominee #11O Nominee #24 O Nominee #12O Nominee #25 O Nominee #13 PROPOSAL 3. ADJOURN SPECIAL MEETING To approve the adjournment of the Special Meeting, if necessary, INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” to solicit additional proxies if there are not sufficient votes in and fill in the circle next to each nominee you wish to withhold, as shown here: favor of approving Proposal 1 and 2. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Joint Proxy Statement/Prospectus. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR each of the Proposals. If any other business properly comes before the Special Meeting, the proxies will have discretionary authority to vote this proxy with respect thereto in accordance with their judgment. To change the address on your account, please check the box at right andTO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE indicate your new address in the address space above. Please note thatSIDE OF THIS CARD. changes to the registered name(s) on the account may not be submitted via this method. Signature of StockholderDate:Signature of StockholderDate: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF GREY WOLF, INC. July 15, 2008 PROXY VOTING INSTRUCTIONS MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. -OR - TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718- 921-8500 from foreign countries and follow theCOMPANY NUMBER instructions. Have your proxy card available when you call. -OR -ACCOUNT NUMBER INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. -OR - IN PERSON — You may vote your shares in person by attending the Special Meeting. You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
00030003003000000000 5071508 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1.Election of Directors: PROPOSAL 1. APPROVAL OF MERGER AGREEMENT Proposal to approve the Agreement and Plan of Merger, dated NOMINEES: April 20, 2008, by and among Basic Energy Services, Inc., Grey FOR ALL NOMINEESO Nominee #1O Nominee #14 Wolf, Inc. and Horsepower Holdings, Inc., pursuant to which, O Nominee #2O Nominee #15 among other things, Grey Wolf, Inc. and Basic Energy Services, WITHHOLD AUTHORITY O Nominee #3O Nominee #16 FOR ALL NOMINEESInc. will be merged with and into Horsepower Holdings, Inc. O Nominee #4O Nominee #17 O Nominee #5O Nominee #18 FOR ALL EXCEPTO Nominee #6O Nominee #19 (See instructions below) O Nominee #7O Nominee #20PROPOSAL 2. APPROVAL OF THE HORSEPOWER HOLDINGS, O Nominee #8O Nominee #21INC. 2008 EQUITY INCENTIVE PLAN O Nominee #9O Nominee #22To approve the Horsepower Holdings, Inc. 2008 Equity Incentive O Nominee #10O Nominee #23Plan. O Nominee #11O Nominee #24 O Nominee #12O Nominee #25 O Nominee #13 PROPOSAL 3. ADJOURN SPECIAL MEETING To approve the adjournment of the Special Meeting, if necessary, INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” to solicit additional proxies if there are not sufficient votes in and fill in the circle next to each nominee you wish to withhold, as shown here: favor of approving Proposal 1 and 2. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Joint Proxy Statement/Prospectus. This proxy, JOHN SMITH when properly executed, will be voted in the manner directed herein. If no direction is 1234 MAIN STREET made, this proxy will be voted FOR each of the Proposals. If any other business APT. 203properly comes before the Special Meeting, the proxies will have discretionary NEW YORK, NY 10038authority to vote this proxy with respect thereto in accordance with their judgment. To change the address on your account, please check the box at right andTO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE indicate your new address in the address space above. Please note thatSIDE OF THIS CARD. changes to the registered name(s) on the account may not be submitted via this method. Signature of StockholderDate:Signature of StockholderDate: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.